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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JULY 21, 2005

                      WILLIAMS SCOTSMAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


               033-78954                                52-1862719
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       (Commission File Number)           (I.R.S. Employer Identification No.)


        8211 TOWN CENTER DRIVE
          BALTIMORE, MARYLAND                            21236
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  (Address of principal executive offices)            (Zip Code)


                                 (410) 931-6000
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              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

         On July 21, 2005, Williams Scotsman International, Inc.'s subsidiary, Williams Scotsman, Inc., issued a press release announcing that in connection with its tender offer and consent solicitation (the "Offer") for any and all of its outstanding 9 7/8% Senior Notes due 2007 (the "9 7/8% Notes") and for any and all of its outstanding 10% Senior Secured Notes due 2008 (the "10% Notes", together with the 9 7/8% Notes, the "Notes"), the requisite consents have been received to eliminate substantially all of the restrictive covenants of the indentures governing the Notes. The press release is attached hereto as Exhibit
99.1 and is incorporated by reference into this filing.

         As a result of obtaining the requisite consents, Williams Scotsman, Inc. executed and delivered supplemental indentures setting forth the amendments to the indentures governing the Notes, which eliminate substantially all of the restrictive covenants of the indentures governing the Notes, including, among other things, limitation on indebtedness, limitation on restricted payments, limitation on affiliate transactions, limitation on restrictions on distributions from restricted subsidiaries, limitation on sale of assets and subsidiary stock, limitation on sale or issuance of capital stock of restricted subsidiaries and limitation on liens. The amendments to the indentures governing the Notes will also eliminate specific events of default in the indentures governing the Notes and the Notes. With respect to the 10% Notes, the collateral provisions and security agreements will not be amended. Each supplemental indenture became effective upon its execution and delivery by the parties thereto. However, each supplemental indenture provides that the amendments to the indenture governing the applicable Notes will only become operative when the validly tendered Notes representing a majority of the outstanding Notes, as applicable, are accepted for purchase pursuant to the Offer. If, after the date of the supplemental indentures, the Offer is terminated or withdrawn or all payments in respect of the applicable Notes accepted for payment pursuant to the Offer are not made on the applicable Payment Date (as defined in the Company's Offer to Purchase and Consent Solicitation Statement dated as of June 23, 2005, as amended on July 5, 2005), the amendments to the applicable indenture governing the Notes shall have no effect and the applicable indenture governing the Notes shall be deemed to be amended so that it reads the same as it did immediately prior to the date of the supplemental indentures.


Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

EXHIBIT
NUMBER                 DESCRIPTION
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       99.1    Press Release issued on July 21, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2005


                                       WILLIAMS SCOTSMAN INTERNATIONAL, INC.



                                       By: /s/ Robert C. Singer
                                           ---------------------------------
                                           Name:   Robert C. Singer
                                           Title:  Executive Vice President
                                                   and Chief Financial Officer





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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                             TITLE
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   Exhibit 99.1    Press Release issued on July 21, 2005.